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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 27, 1998 included in Pierce Leahy Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                Arthur Andersen LLP

Philadelphia, Pa.,
 July 2, 1998